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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: December 29, 1998



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



              California               File No. 0-19231         68-0166366
   (State or other jurisdiction of  (Commission File Number)   (IRS Employer)
    Incorporated or organization)                            Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press releases for the following (article attached):


         Redwood Empire Bancorp announces redemption of 8 1/2 % subordinated notes due 2004.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



           12/29/98
Date:  ___________________       REDWOOD EMPIRE BANCORP
                                      (Registrant)


                                      /s/ James E. Beckwith
                                 By:  ----------------------
                                      James E. Beckwith
                                      Executive Vice President and
                                      Chief Financial Officer


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                                        FOR:     REDWOOD EMPIRE BANCORP

                                APPROVED BY:     James Beckwith
                                                 Chief Financial Officer
                                                 (707) 522-5215

                                    CONTACT:     Morgen-Walke Associates, Inc.
                                                 John Swenson, Bruce Schoenfeld
                                                 (415) 296-7383
For Immediate Release                            Mark Owen
                                                 (212) 850-5600

             REDWOOD EMPIRE BANCORP ANNOUNCES REDEMPTION OF 8 1/2 %
                           SUBORDINATED NOTES DUE 2004

SANTA ROSA, Calif. (December 28, 1998) -- Redwood Empire Bancorp (Nasdaq: REBC) today announced that on or before January 15, 1999, a notice of redemption will be sent to holders of all notes outstanding of the Company's 8 1/2 %
Subordinated Notes Due 2004. The notes were issued in 1994. The Notice of Redemption, to be sent by the Company, stipulates a redemption date of February 15, 1999 and a Redemption Price payable of 100% of the par amount of the notes. Monthly interest due on the notes payable on February 15, 1999 will be paid in the normal manner.
         As a result of redeeming the notes prior to maturity, Redwood expects to record in the first quarter of 1999 an extraordinary charge net of tax of approximately $288,000 related to debt issuance costs. A portion of these costs had previously been amortized on an annual basis but all unamortized costs will now be taken as an extraordinary charge net of tax in the quarter of redemption.
         "We are pleased to announce this redemption and view it as another strategic step in our ongoing efforts to consistently seek ways of improving shareholder value," said Tom Whitaker, chairman of Redwood Empire Bancorp. "Given the costs of the subordinated notes, their redemption will have a positive affect on the Company's future earnings," noted Whitaker.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various northern California locations.

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